UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2020

THEMAVEN, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Fourth Avenue, Suite 200 Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. Entry into Material Definitive Agreement.

On August 26, 2020, the Board of Directors (“Board”) accepted the resignation of James Heckman, the founder and the CEO of TheMaven, Inc. (“Company”). Mr. Heckman will continue his entrepreneurial role with the Company, focusing on key strategic and business development initiatives.

Mr. Ross Levinsohn was appointed the CEO of the Company and a director to fill the vacancy created by the resignation of Mr. Heckman.

Mr. Levinsohn joined the Company on June 14, 2019 as CEO of Sports Illustrated. Mr. Levinsohn was also a director of the Company briefly in 2017. Mr. Levinsohn was an executive with Tribune Publishing from August 21, 2017, until January 17, 2019 serving first as CEO of the Los Angeles Times and then CEO of Tribune Interactive. He was the managing partner of Whisper Partners, an advisory firm, from June 2016, to August 21, 2017. He was Executive Chairman and Director of Scout Media, Inc. from 2014-2016. Previously, Mr. Levinsohn served as Chief Executive Officer at Guggenheim Digital Media from January 2013 to June 2014. Mr. Levinsohn served in various executive positions at Yahoo! Inc., a multinational internet company, from October 2010 to August 2012, including as Interim Chief Executive Officer and Executive Vice President, Head of Global Media and Head of the Americas. Mr. Levinsohn co-founded and served as managing director at Fuse Capital, an investment and strategic equity management firm focused on investing in and building digital media and communications companies, from 2007 to October 2010. Prior to Fuse Capital, Mr. Levinsohn spent six years at News Corporation, serving as President of Fox Interactive Media, and earlier as Senior Vice President of Fox Sports Interactive. Earlier in his career, Mr. Levinsohn held senior management positions with AltaVista, CBS Sportsline and HBO.

Item 9.01 —	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: August 27, 2020	By:	/s/ Doug Smith
	Name:	Doug Smith
	Title:	Chief Financial Officer